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                                                                    EXHIBIT 10.2
                                                                [Execution Copy]

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") is entered into as of April 30, 2001 among GENEVA STEEL LLC, a Delaware limited liability company ("Borrower"), each Lender signatory hereto (each, together with its successors and permitted assigns, a "Lender"), and CITICORP USA, INC., acting as agent for itself and the other Lenders (in such capacity, "Agent"). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Agent, the Issuer and the Lenders are party to a Credit Agreement dated as of January 3, 2001 (as amended by Amendment No. 1 dated March 31, 2001, and as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"),

         WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as herein set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                       AMENDMENTS TO THE CREDIT AGREEMENT

             SECTION 1.01. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Article II hereof, the Credit Agreement is hereby amended as follows:

             (a) Amendment to Section 1.1

                     (i) The definition of "Covenant Liquidity Event Period" is hereby amended and restated in its entirety to read as follows:

             "Covenant Liquidity Event Period" means any period (i) beginning on the first date on which the Available Credit is less than $ 35,000,000 for one Business Day and (ii) ending on the first date on which the Available Credit is greater than $35,000,000.

             (b) Amendment to Section 5.2. Section 5.2 is hereby amended as follows:

                     (i) The table listing the maximum capital expenditures is hereby amended and restated in its entirety as follows:



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
              FISCAL YEAR                    MAXIMUM CAPITAL EXPENDITURES
              -----------                    ----------------------------
                  2001                                $25,000,000
                  2002                                $65,000,000
             2003 and following               For each such Fiscal Year, a
                                              Dollar amount equal to the
                                              greater of (i) 50% of EBITDA
                                              of the Borrower for the
                                              immediately preceding Fiscal
                                              Year or (ii) $25,000,000

                     (ii) Clause (ii) of the second proviso is amended by deleting and replacing "$30,000,000" with "$40,000,000" appearing immediately after the text "leaseback transaction of at least".

             (c) Amendment to Section 5.5. Section 5.5 is hereby amended by deleting and replacing "$35,000,000" in clause (b) with "$60,000,000".

             (d) Amendment to Section 8.15. Clause (b) of Section 8.15 is hereby amended by deleting and replacing "$30,000,000" with "$40,000,000" in the final proviso appearing immediately after the text "$48,000,000 if at least".

             (e) Amendment to Schedule 8.1. Schedule 8.1 is hereby amended by adding a new paragraph 17 immediately following paragraph 16 as follows:

                     17. Indebtedness under the Term Loan Documents.

             (f) Amendment to Schedule 8.2. Schedule 8.2 is hereby amended by adding a new row immediately following the final row as follows:

           Citicorp USA, Inc., as Agent       Term Loan Agreement dated
                                              as of January 3, 2001
                                              among Geneva Steel LLC,
                                              Citicorp USA, Inc. and the
                                              other lenders party
                                              thereto.


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                                   ARTICLE II

                        CONDITIONS PRECEDENT TO AMENDMENT

         The amendments to the Credit Agreement set forth in Article I hereof shall become effective on the date (the "Effective Date") that each of the following conditions precedent are satisfied:

             SECTION 2.01. The Agent shall have received counterparts of this Amendment duly executed by the Agent, the Requisite Lenders and the Borrower.

             SECTION 2.02. The Agent shall have received, dated the date of receipt thereof by the Agent, in form and substance satisfactory to the Agent, a certificate signed by a duly authorized officer of the Borrower stating that:

             (a) The representations and warranties contained in Article III hereof are correct on and as of the date of such certificate as though made on and as of such date, and

             (b) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

             SECTION 2.03. The Agent shall have received Amendment No. 1 to Term Loan Agreement and Security Agreement in the form attached as Exhibit A hereto executed by the Borrower and the Requisite Lenders ("Amendment No. 1 to Term Loan Agreement"), and the conditions to effectiveness thereunder shall be satisfied or waived.

             SECTION 2.04. The Agent shall have received such other documents from the Borrower as the Agent shall request in writing.

             SECTION 2.05. The Agent shall have received for the benefit of each Lender from the Borrower on the Effective Date, an amendment fee equal to 0.125 percent (0.125%) of each Lender's Revolving Credit Commitments.


                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         The Borrower represents and warrants to the Agent and the Lenders that:

             SECTION 3.01. AUTHORIZATION. The execution, delivery and performance by the Borrower of this Amendment have been authorized by all necessary limited liability company action and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

             SECTION 3.02. NO CONFLICT. Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate
(a) any provision of the Borrower's certificate of


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formation or agreement of limited liability company, (b) any law or regulation, or any order or decree of any court or government agency or instrumentality, or
(c) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound.

             SECTION 3.03. REPRESENTATIONS AND WARRANTIES IN THE CREDIT AGREEMENT. The representations and warranties set forth in Article IV of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

             SECTION 3.04. NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

             SECTION 4.01. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT; CONSENT UNDER SECTION 8.12

             (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

             (b) The Requisite Lenders hereby consent, pursuant to Section 8.12 of the Credit Agreement, to the amendment to the Term Loan Agreement pursuant to Amendment No. 1 to Term Loan Agreement in the form attached hereto.

             (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to this "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

             SECTION 4.02. COSTS AND EXPENSES. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to reimburse the Agent and the Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

             SECTION 4.03. RELEASES. In further consideration of the Lenders' execution of this Amendment, the Borrower hereby releases each of the Agent, each Lender and the Issuer and their respective affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of every kind or nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that the Borrower may have against the Releasees which arise from or in any way relate to the Obligations, any Collateral, any Loan Document, any documents, agreements, dealings or other matters in connection with or relating to any of the Loan Documents, and any third parties liable


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in whole or in part for the Obligations, in each case to the extent arising (x)
on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof (including, without limitation, any actions or inactions which Releasees may have taken or omitted to take prior to the date hereof).

             SECTION 4.04. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

             SECTION 4.05. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

             SECTION 4.06. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile, each of which counterparts when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

BORROWER:

GENEVA STEEL LLC

By:      /s/ DENNIS L. WANLASS
         --------------------------------------------
Name:    Dennis L. Wanlass
         --------------------------------------------
Title:   Vice President
         --------------------------------------------


AGENT AND LENDER:

CITICORP USA, INC.,
as Agent and a Lender

By:      /s/ KEITH R. KARAKO
         --------------------------------------------
Name:    Keith R. Karako
         --------------------------------------------
Title:   Managing Director
         --------------------------------------------


LENDERS:

FOOTHILL CAPITAL CORPORATION,
as a Lender


By:      /s/ MIKE BARANOWSKI
         --------------------------------------------
Name:    Mike Baranowski
         --------------------------------------------
Title:   Vice President
         --------------------------------------------


IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as a Lender


By:      /s/ TOD R. ANGUS
         --------------------------------------------
Name:    Tod R. Angus
         --------------------------------------------
Title:   Vice President
         --------------------------------------------


HELLER FINANCIAL, INC., as a Lender

By:      /s/ ALFRED J. SCOYNI
         --------------------------------------------
Name:    Alfred J. Scoyni
         --------------------------------------------
Title:   Vice President
         --------------------------------------------


                       [Signature Page to Amendment No. 2]


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GMAC BUSINESS CREDIT, LLC, as a Lender


By:      /s/ JOHN BUFF
         --------------------------------------------
Name:    John Buff
         --------------------------------------------
Title:   Director
         --------------------------------------------


                       [Signature Page to Amendment No. 2]